UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2007

NOVA BIOSOURCE FUELS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32531	91-2028450
(State or other	(Commission File Number)	(I.R.S. Employer
Jurisdiction		Identification Number)
of incorporation)

The Riviana Building, 2777 Allen Parkway, Suite 860, Houston, Texas 77019
(Address of Principal Executive Offices)

713-869-6682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On March 7, 2007, a subsidiary of Nova Biosource Fuels, Inc. (the “Company”) entered into a biofuel tolling and off-take agreement (the “Agreement”) with Scott Petroleum Corporation (“Scott”).  Under the Agreement, the Company has the right to purchase 50% of the production of Scott’s biodiesel refinery in Greenville, Mississippi (the “Refinery”) at approximately the production cost, after paying an initial tolling fee of $2.5 million plus a deferred tolling fee.  The deferred tolling fee is payable over time in connection with the off-take of production and will equal $2.7 million plus incremental infrastructure costs incurred by Scott in connection with the construction of the Refinery plus an interest charge of 7% per annum.  The Agreement has a ten year term that will begin on the first date on which the Refinery begins producing sufficient volumes of biodiesel and glycerin to sell in commercial quantities.  Under the Agreement, Scott will also permit the Company to use its facilities for blending biodiesel purchased under the Agreement with petroleum-based diesel fuel and the Company will be entitled to any tax credits available for blending biodiesel and for selling the products that are purchased pursuant to the Agreement.

The Refinery is currently being constructed by another subsidiary of the Company with a targeted substantial completion date of July 2007.  There can be no assurances that the construction and completion of the Refinery will not be delayed.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On March 13, 2007, the Company issued a press release to announce the entry into the Agreement with Scott, a copy of which is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

The information contained in Item 7.01 of this report and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

99.1	Press Release dated March 13, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVA BIOSOURCE FUELS, INC.
	By:	/s/ Kenneth T. Hern
Kenneth T. Hern
Chief Executive Officer

Date: March 13, 2007

EXHIBIT INDEX

99.1	Press Release dated March 13, 2007.